                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------
                         TAPISTRON INTERNATIONAL, INC.
               (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box): N/A

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[_] $Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)Title of each class of securities to which transaction applies:

                                 Common Stock
-------------------------------------------------------------------------------

(2)Aggregate number of securities to which transaction applies:

                                  10,526,295
-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
-------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

                                      N/A
-------------------------------------------------------------------------------

(5) Total fee paid: None
-------------------------------------------------------------------------------

  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)92) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
-------------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------

  (3) Filing Party:
-------------------------------------------------------------------------------

  (4) Date Filed:
-------------------------------------------------------------------------------

                     [TAPISTRON INTERNATIONAL LETTERHEAD]

                                                         December 18, 1996

TO THE SHAREHOLDERS OF
TAPISTRON INTERNATIONAL, INC.

  In connection with the 1996 Annual Meeting of Shareholders of your Corporation to be held on January 21, 1997, we enclose a Notice of Annual Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

  At the meeting, you will be asked to (i) elect two Class I directors who will serve three-year terms, or until their successors are duly elected and qualified, and two Class II directors who will serve two-year terms, or until their successors are duly elected and qualified, and (ii) to ratify the appointment of Dudley, Hopton-Jones, Sims & Freeman, PLLP, as the Corporation's independent accountants and auditors for fiscal 1997. Information about these matters is contained in the attached Proxy Statement.

  Detailed information relating to the Corporation's activities and operating performance during the fiscal year ended July 31, 1996 is contained in the Annual Report on Form 10-K of the Corporation, which is being mailed to you with this Proxy Statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 1996 Annual Report, please notify Gary L. Coulter, Secretary, Tapistron International, Inc., 6203 Alabama Highway, P. O. Box 1067, Ringgold, Georgia 30736, (706) 965-9300.

  You are cordially invited to attend the 1996 Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the stamped envelope as soon as possible.

                                          Sincerely yours,

                                          /s/ J. Darwin Poe
                                          -------------------------------------
                                          J. Darwin Poe
                                          Chief Executive Officer

                         TAPISTRON INTERNATIONAL, INC.
                             6203 ALABAMA HIGHWAY
                                P. O. BOX 1067
                            RINGGOLD, GEORGIA 30736

-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                               JANUARY 21, 1997

-------------------------------------------------------------------------------

To the Shareholders of Tapistron International, Inc.:

  Notice is hereby given that the 1996 Annual Meeting of Shareholders of Tapistron International, Inc. (the "Company"), will be held on January 21, 1997, at 11:00 a.m., local time, at the Company's offices at 6203 Alabama Highway, Ringgold, Georgia 30736, for the following purposes:

  1. To elect two (2) Class I directors to serve a three-year term or until their successors have been duly elected and qualified, and two (2) Class II directors to serve a two-year term or until their successors have been duly elected and qualified.

  2. To ratify the appointment by the Board of Directors of the Company's independent auditors for the 1997 fiscal year.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on November 25, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the 1996 Annual Shareholders' Meeting. The stock transfer books of the Company will not be closed.

                                          By Order of the Board of Directors

                                          /s/ Gary L. Coulter
                                          Secretary

December 18, 1996

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE STAMPED ENVELOPE PROVIDED. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                         TAPISTRON INTERNATIONAL, INC.
                             6203 ALABAMA HIGHWAY
                                P. O. BOX 1067
                              RINGGOLD, GA 30736

-------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 21, 1997

-------------------------------------------------------------------------------

  This statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "1996 Annual Meeting") of the Company to be held on January 21, 1997 at 11:00 a.m., local time, at the Company's offices at 6203 Alabama Highway, Ringgold, Georgia 30736, and at any adjournment or adjournments thereof.

  The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection.

  It is expected that this Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about December 18, 1996.

  At the 1996 Annual Meeting, the shareholders will vote to elect two (2) Class I and two (2) Class II directors and to ratify the Board of Directors selection of the Company's independent auditors for the fiscal year 1997. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors and to ratify the Board of Directors' selection of the Company's independent auditors for the fiscal year 1997. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the 1996 Annual Meeting is necessary to constitute a quorum.

  Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders' directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors and FOR the ratification of the authority of the Audit Committee of the Board of Directors to select the Company's independent auditors for the fiscal year 1997.

  The Board of Directors knows of no other business to be presented at the 1996 Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at 6203 Alabama Highway, P. O. Box 1067, Ringgold, Georgia 30736, Attention: Gary Coulter, Secretary. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the 1996 Annual Meeting and vote in person.

                         OUTSTANDING VOTING SECURITIES

  Only shareholders of record on November 25, 1996, are entitled to notice of and to vote at the 1996 Annual Meeting. On that date there were 10,526,295 shares of common stock issued and outstanding. The holder of each share of common stock is entitled to one vote on all matters submitted before the 1996 Annual Meeting or any adjournments of the 1996 Annual Meeting.

                             ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes, each class to be elected for three-year terms. All members of the Board of Directors have either resigned previously or have consented to terminate their terms upon the election of the new Board. Consequently, at the 1996 Annual Meeting, all six seats on the Board of Directors will be vacant. The Board of Directors has nominated two individuals to serve as Class I directors to serve until the 1999 Annual Meeting or until their successors are duly elected and qualified, and two individuals to serve as Class II directors to serve until the 1998 Annual Meeting or until their successors are duly elected and qualified. The Board of Directors has not nominated any individuals to serve as Class III directors, as no qualified nominees were available. It is the intention of the Board of Directors that the new Board would, in accordance with the By-laws, seek to fill the two Class III seats as soon as possible, and that those seats would again be up for election at the 1997 Annual Meeting regardless of whether they are filled by the new Board of Directors. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors; provided, however, that the proxies may not be voted for more than four nominees to the Board of Directors at the 1996 Annual Meeting. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting.

  Certain information regarding the persons nominated by the Board of Directors for election as directors is set forth below:

                        POSITION(S) WITH THE    DIRECTOR
NAME             AGE          COMPANY            SINCE
----             ---    --------------------    --------
CLASS I: NOMINEES FOR 3 YEAR TERMS EXPIRING AT 1999
ANNUAL MEETING:
J. Darwin Poe     51 President, Chief Executive   1995
                     Officer and Director
Gary L. Coulter   50 Director                     1996
CLASS II: NOMINEES FOR 2 YEAR TERMS EXPIRING AT 1998
ANNUAL MEETING:
Robert Culbreth   75 Director                     1987
Kim Amos          39 Director, Vice-President     1996
                     of Engineering

----------------

Set forth below is certain additional biographical information concerning the nominees for directors of the Company.

  GARY L. COULTER. From April 1996 to present, Mr. Coulter served as Vice-Chairman of the Board of Directors of the Company. Mr. Coulter has also served as Chairman of the Board and Chief Executive Officer of Spintek Gaming Technologies, Inc. ("Spintek") since October 1996; Vice Chairman and Chief Operating Officer of Spintek from April 1996 until October 1996; President, Chief Operating Officer, and Director from April 1994 until March 1996 of Private Biologicals Corporation, a developer of biological products and treatments for cancer; private practice of law from August 1992 until December 1992; Chief Executive Officer and Director from December 1992 until March 1994 of Omega International, Inc., developer of natural products for the treatment of AIDS; President, Chief Operating Officer, and Director from March 1986 until August 1, 1996 of Woodruff Investment Co., a developer, manager, and financer of real estate investments; and from January 1996 to the present he has practiced law with Malcolm C. Davenport V.

  J. DARWIN POE has spent his entire professional career in the U.S. carpet industry. He has held various management positions with industry leaders such as Bibb Company, WestPoint Pepperell. Amoco Fabrics and Fiber Company, and he was Chief Operating Officer of Desoto Falls, Inc. of Dalton, Georgia. Mr. Poe is a graduate of Auburn University with a degree in Textile Engineering and an MBA from Brenau University.

  ROBERT E. CULBRETH. Mr. Culbreth has been a director of the Company since June 1987. He has been Secretary-Treasurer of the Skinner Corporation, a West Point, Georgia based furniture sales organization, since February 1983. He was a partner with the national accounting firm of Grant Thornton in Atlanta, Georgia from 1972 until he joined the Skinner Corporation.

  KIM AMOS. Mr. Amos started his professional career in 1983 with SWI--Cobble Division, a leading manufacturer of tufting machinery and peripheral tufting equipment. While at Cobble he initially served in electrical engineering, where he supported manufacturing, customer service, and special projects, and focused on introducing new technologies into the industry. In February 1990, Mr. Amos was contacted by the company to help develop the Computerized Yarn Placement (CYP) Machine and was instrumental in that effort. He joined the company in July 1990. Mr. Amos now serves as Vice President of Operations and has been a Director since February 1996.

  There are no arrangements or understandings known to the Company between any of the Directors or executive officers of the Company and any other person, pursuant to which any of such persons was or is to be selected as Director or an executive officer. There are no family relationships between any Director or executive officer of the Company.

  Directors hold office until the expiration of their respective terms or until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. During the fiscal year ended July 31, 1996, the Company's Board of Directors held 14 meetings.

  The Company has no standing audit, nominating or compensation committees of the Board of Directors.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

CASH COMPENSATION

  The following table shows the aggregate cash compensation paid during the fiscal year ended July 31, 1996 to the Company's Chief Executive Officer. No other executive officers of the Company received cash compensation in excess of $100,000 in fiscal 1996.

                          SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                 ------------------------------------- --------------------------------
                                                                                             POTENTIAL
                          FISCAL                        OTHER ANNUAL   SECURITIES UNDERLYING REALIZABLE
NAME AND POSITION          YEAR  SALARY ($) BONUS ($) COMPENSATION ($) OPTIONS/SAR (#)(/2/)    VALUE
-----------------         ------ ---------- --------- ---------------- --------------------- ----------
J. Darwin Poe, Chairman,   1996   $58,077      -0-          -0-               150,000         N/A(/2/)
President and Chief
Executive Officer(/1/)

--------
(1) Mr. Poe joined the Company in July 1995.
(2) Mr. Poe was granted options to acquire 150,000 shares of common stock during fiscal year 1996 but has agreed that the options will be cancelled pursuant to the Company's Plan of Reorganization filed November 20, 1996 under Chapter 11 of the United States Bankruptcy Code.

                         OPTION GRANTS IN FISCAL 1996

                            % OF TOTAL OPTIONS
                    OPTIONS     GRANTED TO     EXERCISE PRICE
NAME                GRANTED EMPLOYEES IN 1996      ($/SH)     EXPIRATION DATE
----                ------- ------------------ -------------- ---------------
J. Darwin Poe(/1/)  150,000        100%            $1.25            N/A

--------
(1) Mr. Poe was granted options to acquire 150,000 shares of common stock during fiscal year 1996 but has agreed that the options will be cancelled pursuant to the Company's Plan of Reorganization filed November 20, 1996 under Chapter 11 of the United States Bankruptcy Code.

                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                  YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                   NUMBER OF SECURITIES  VALUE OF THE UNEXERCISED
                                                  UNDERLYING UNEXERCISED       IN-THE-MONEY
                         SHARES ACQUIRED  VALUE    OPTIONS/SARS HELD AT        OPTIONS/SARS
          NAME             ON EXERCISE   REALIZED   JULY 31, 1996 (#)        AT JULY 31, 1996
          ----           --------------- -------- ---------------------- ------------------------
J. Darwin Poe...........         0           0         150,000 / 0                0 / 0

--------
(1) Mr. Poe was granted options to acquire 150,000 shares of common stock during fiscal year 1996 but has agreed that the options will be forfeited prior to exercise pursuant to the Company's Plan of Reorganization filed November 20, 1996 under Chapter 11 of the United States Bankruptcy Code.

  The Board's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and enable the Company to attract and retain qualified executives. Target levels of overall executive compensation are intended to be consistent with those of others in the Company's industry, but are increasingly being weighted toward corporate performance in accordance with the Company's long-term strategic plan.

  The Company's executive officer compensation program is comprised of base salary, cash incentive bonus compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical plans generally available to all employees of the Company.

  Base Salary. Base salary levels for the Company's executive officers together with option grants and benefits are intended to be competitively set relative to companies of comparable size and stage of development within the high-technology industries in the Company's geographic area. In determining base salaries the Compensation committee also takes into account individual experience and performance as well as specific issues relating to the Company.

  Incentive Bonus Compensation. The Board of Directors may periodically award bonuses to executives in order to provide a direct financial incentive, in the form of a cash bonus, to executives to achieve individual and Company objectives. The amount of the bonus is determined based upon the Board's evaluation of each executive's performance and in accordance with employment agreements with certain executives. No cash bonuses were awarded during the year ended July 31, 1996.

  Stock Option Program. The 1992 Stock Option Plan is the Company's long-term incentive plan for executive officers, directors and other selected employees. The objective of the program is to retain and motivate executives to improve long-term stock performance. Stock options are generally granted at the prevailing market value and will only have value if the Company's stock increases. Generally, grants vest in equal amounts over three years for non-executives, with executives' grants generally vesting over a shorter period of time. No options were granted during the fiscal year ended July 31, 1996.

  Directors' Compensation. Directors receive no cash compensation for serving on the Board. However, non-employee directors are eligible to participate in the Company's 1992 Stock Option Plan. No grants of options were made to any directors during fiscal year ended July 31, 1996.

PERFORMANCE GRAPH

  The following graph compares the percentage change in the Company's cumulative total shareholder return with returns based on the Nasdaq Stock Market (U.S. companies) Index and a peer group index, consisting of companies reporting under the Standard Industrial Classification Code 355 (Special Industry Machinery, Except Metalworking Machinery).

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                         TAPISTRON INTERNATIONAL, INC.


Prepared by the Center for Research in Security Prices
Produced on 11/27/96 including data to 07/31/96


                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                    LEGEND

Symbol       CRSP Total Returns Index For:         07/31/91  07/31/92  07/30/93  07/29/94  07/31/95  07/31/96
------       ----------------------------          --------  --------  --------  --------  --------  --------
   box       Tapistron International, Inc.                      90.0     112.0      44.0      22.0       3.0
   star      Nasdaq Stock Market (US Companies)       90.2     105.9     128.8     132.6     186.1     202.7
   triangle  NASDAQ Stocks (SIC 3550-3559 US          93.8     114.2     276.4     358.3     837.3     436.4
               Companies) Special Industry
               Machinery, Except Metalworking
               Machinery

Notes:
  A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
  B. The Indexes are reweighted daily, using the market capitalization on the previous trading day.
  C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D. The index level for all series was set to $100.0 on 06/24/92.
--------------------------------------------------------------------------------

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information with respect to all persons, or group of persons known by the Company to own beneficially more than five percent of the Common Stock of the Company, and as to the beneficial ownership thereof of the executive officers and directors of the Company, individually and as a group, all as at October 25, 1996:

               NAME AND ADDRESS                      SHARES       PERCENTAGE
           OF BENEFICIAL OWNER (A)             BENEFICIALLY OWNED OWNERSHIP
           -----------------------             ------------------ ----------
Robert Culbreth (b)...........................      170,446           1.6%
J. Darwin Poe (c).............................      150,000           1.4%
Kim Amos (d)..................................       20,586             *
Gary L. Coulter...............................          -0-            .0%
All Directors and Executive Officers
as a Group (Five persons)
(b)(c)(d).....................................      341,320          3.16%

--------
(a) Addresses are shown only for the beneficial owners of at least five percent of the class of security shown. Except as otherwise noted, all of the shares and options reflected in this table are owned with sole investment and voting power.

(b) Includes options to acquire 125,000 shares of the Company's Common Stock, which options are currently exercisable, and which options will be cancelled pursuant to the Company's proposed Plan of Reorganization filed under Chapter 11 of the United States Bankruptcy Code on November 20, 1996, and 15,002 shares held by members of Mr. Culbreth's immediate family.

(c) All shares attributed to Mr. Poe result from his ownership of currently exercisable options to acquire shares of the Company's Common Stock and which options will be cancelled pursuant to the Company's proposed Plan of Reorganization filed under Chapter 11 of the United States Bankruptcy Code on November 20, 1996.

(d) Mr. Amos directly owns 3,286 shares and 17,300 shares are owned by his wife.

* Less than 1%.
--------

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  During the three years ended July 31, 1996, the Company borrowed various amounts from a principal shareholder and former director of the Company and his family members, who are also shareholders. The shareholder was a director during the year ended July 31, 1996. As of July 31, 1996, the Company was indebted to this shareholder in the amount of $625,000 through a line of credit agreement bearing interest at 10%.

  During the year ended July 31, 1996, the Company expensed $219,000 in consulting, legal, and administrative fees owed to a principal shareholder. The Company was also indebted to this shareholder's law firm for $174,000 for legal fees in association with the reorganization.

  During the year ended July 31, 1994, the Company contracted with an engineering consulting firm, whose Chief Executive Officer and President was also a director of the Company, to develop a new model of the CYP machine. During the years ended July 31, 1994, 1995, and 1996, the Company incurred approximately $2,733,000, $2,643,000 and $0, respectively, in fees to this firm.

  During the year ended July 31, 1996, consulting fees of $50,000 were paid to a capital company whose Chairman is a former director of the Company. Also during the year ended July 31, 1996, $50,000 was borrowed from this capital company.

  During the year ended July 31, 1996, the Company borrowed approximately $16,000 from an officer of the Company. The amount was also paid back to the officer during the year.

  During the year ended July 31, 1996, 200,000 shares of the Company's common stock were issued to two former directors in consideration for services rendered to the Company.

  All transactions involving related parties must be approved by a majority of the disinterested members of the Company's Board of Directors. The Company has, and expects to have, transactions in the ordinary course of its business with directors and officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties.

            RATIFICATION OF SELECTION OF 1997 INDEPENDENT AUDITORS

  The Board of Directors has selected the Company's independent auditors for the year 1997, subject to approval by the shareholders not later than the date of the 1996 Annual Meeting. Dudley, Hopton-Jones, Sims & Freeman, PLLP, served as independent auditors of the Company for the year ended July 31, 1996. Representatives of the firm will be present at the 1996 Annual Meeting, and have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

  The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to ratify the selection of the Company's independent auditors for the year 1997.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 1997.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  The federal securities laws require the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended July 31, 1996, all of the Company's officers and directors made all required filings in a timely manner.

                SHAREHOLDERS' PROPOSALS FOR 1997 ANNUAL MEETING

  Shareholders' proposal intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than August 14, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

  The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

  UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE 1996 ANNUAL MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COMPLETE COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JULY 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO GARY L. COULTER, SECRETARY, TAPISTRON INTERNATIONAL, INC., 6203 ALABAMA HIGHWAY, P. O. BOX 1067, RINGGOLD, GEORGIA 30736, WHICH IS THE ADDRESS OF THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Gary L. Coulter
                                          -------------------------------------
                                          Secretary

Ringgold, Georgia

December 18, 1996

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 21, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         TAPISTRON INTERNATIONAL, INC.
                              6203 ALABAMA HIGHWAY
                                 P. O. BOX 1067
                            RINGGOLD, GEORGIA 30736

  The undersigned shareholder hereby appoints J. Darwin Poe and Gary L. Coulter, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tapistron International, Inc., held of record by the undersigned on November 25, 1996, at the Annual Meeting of Shareholders to be held January 21, 1997, or any adjournment thereof.

  The Board of Directors recommends a vote FOR (1) and (2).

(1) ELECTION OF DIRECTORS.

Nominees to serve a three-year term expiring in 1999:   Nominees to serve a two-
year term expiring in 1998:
  Gary L. Coulter                        Kim Amos
  J. Darwin Poe                          Robert Culbreth

[_] FOR all nominees (except names  [_] WITHHOLD AUTHORITY to vote
    marked to the contrary above).      for all nominees listed above.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE NOMINEE'S NAME IN THE LIST ABOVE).

--------------------------------------------------------------------------------

(2) RATIFY THE SELECTION OF DUDLEY, HOPTON-JONES, SIMS & FREEMAN, PLLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1997.
                    FOR  [_]    AGAINST  [_]    ABSTAIN  [_]
--------------------------------------------------------------------------------

(3) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                             Dated: _____________________, 199

                                             ----------------------------------
                                                         Signature

                                             ----------------------------------
                                                 Signature if held jointly
                                             Please sign exactly as name ap-
                                             pears on your certificate. When
                                             shares are held by joint tenants,
                                             both should sign. When signing as
                                             attorney, executor, administra-
                                             tor, trustee or guardian, please
                                             give full title as such. If a
                                             corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in part-
                                             nership name by authorized per-
                                             son.